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                                                                   EXHIBIT 10.19



                               AMENDMENT NO. 4 TO
                 AMENDED AND RESTATED LINE OF CREDIT AGREEMENT



          This Amendment No. 4 (the "Amendment") dated as of January 30, 1998, is among Bank of America National Trust and Savings Association (the "Bank"), The Gymboree Corporation ("TGC"), Gymboree Manufacturing, Inc. ("GMI"), Gymboree, Inc. ("GI"), Gymboree Industries Limited ("GIL"), Gymboree U.K., Ltd. ("GUKL"), and Gymboree U.K. Leasing Limited ("GUKLL"). (TGC, GMI, GI, GIL, GUKL, and GUKLL are hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower").

                                    RECITALS

          A. The Bank, TGC, and GMI entered into a certain Amended and Restated Line of Credit Agreement dated as of October 27, 1995, as previously amended (the "Agreement"). GI and GIL were added as Borrowers pursuant to Amendment No. 1 to Amended and Restated Line of Credit Agreement dated as of July 17, 1997. Pursuant to Amendment No. 2 to Amended and Restated Line of Credit Agreement dated as of August 11, 1997 ("Amendment No. 2"), GUKL was added as a Borrower for the limited purpose of making available to GUKL the new foreign exchange facility added to the Agreement by Amendment No. 2. Pursuant to Amendment No. 3 to Amended and Restated Line of Credit Agreement and Waiver dated as of January 9, 1998 ("Amendment No. 3 and Waiver"), GUKLL was added as a Borrower for the limited purpose of making standby letters of credit available to GUKLL. Standby letters of credit were also made available to GUKL pursuant to Amendment No. 3 and Waiver.

          B. The Bank and the Borrowers now desire to amend the Agreement in order to amend TGC's liquidity covenant for and only for TGC's fiscal year ending as of January 31, 1998.

                                   AGREEMENT

          1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

          2.   Amendments. The Agreement is hereby amended as follows:

               2.1 The first sentence of Paragraph 7.4 is amended to read in its entirety as follows:

          To maintain unencumbered liquid assets equal to at least Fifteen Million Dollars ($15,000,000) as of the end of the first, second, and third fiscal quarter of each fiscal year, Twenty Million Dollars ($20,000,000) as of the end of the fiscal year ending January 31,



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          1998, and Thirty-Five Million Dollars ($35,000,000) as of the end of
          each fiscal year thereafter.

          3. Representations and Warranties. When the Borrowers sign this Amendment, the Borrowers represent and warrant to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within each Borrower's powers, has been duly authorized, and does not conflict with any Borrower's organizational papers, (d) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound, and (e) the Borrowers are entering into this Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Bank or any other entity or individual.

          4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

          This Amendment is executed as of the date stated at the beginning of this Amendment.

                                        Bank of America National Trust
                                        and Savings Association


                                        By
                                          ---------------------------------

                                        Title
                                             ------------------------------

                                        By
                                          ---------------------------------

                                        Title
                                             ------------------------------

                                        The Gymboree Corporation


                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------
                                                Joseph T. Prusko

                                        Title   VP, Treasurer
                                             ------------------------------

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                                        Gymboree Manufacturing, Inc.


                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------

                                        Title   Vice President, Treasurer
                                             ------------------------------

                                        Gymboree, Inc.

                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------

                                        Title   Vice President, Treasurer
                                             ------------------------------

                                        Gymboree Industries Limited


                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------

                                        Title   Vice President, Treasurer
                                             ------------------------------

                                        Gymboree U.K., Ltd.


                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------

                                        Title   Vice President, Treasurer
                                             ------------------------------

                                        Gymboree U.K. Leasing Limited


                                        By  /s/ GARY WHITE
                                          ---------------------------------

                                        Title   CEO
                                             ------------------------------

                                        By  /s/ JOSEPH T. PRUSKO
                                          ---------------------------------

                                        Title   Vice President, Treasurer
                                             ------------------------------

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